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                                                               EXHIBIT 10.1.11

                   AMENDMENT NO. 10 TO FINANCING AGREEMENTS
                   ----------------------------------------

                            PNY TECHNOLOGIES, INC.
                                200 Webro Road
                         Parsippany, New Jersey 07054


                                                     August 21, 2000


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000 and Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     In connection with the review of the financial statements of Borrower by its independent certified public accountants for the period ended June 30, 2000. 15 shares of the currently outstanding Series B Preferred Stock of Borrower and 3 shares of the currently outstanding Series C Preferred Stock of Borrower in each case owned by Ruth Cohen and listed on the balance sheet of Borrower in the aggregate amount of $18,060,000 are being reclassified as indebtedness under GAAP. Borrower has requested that Lender agree to amend the definition of the term Adjusted Tangible Net Worth in the Loan Agreement so that such preferred stock continues to be deemed equity for purposes of such definition, notwithstanding the reclassification.

     In consideration of the foregoing and the agreements and covenants contained herein, Borrower and Lender hereby agree that in the calculation of the Adjusted Tangible Net Worth of Borrower for purposes of Section 7.9 of the Loan Agreement such preferred stock in the amount of up to $18,060,000 to the extent outstanding shall be deemed to constitute equity at all times, notwithstanding that such amount shall be reclassified as indebtedness pursuant to the requirements of GAAP.
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     Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreements and this Amendment shall be read an construed as one agreement.

     The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     The Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below.









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whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                        Very truly yours,


                                        PNY TECHNOLOGIES, INC.
                                          formerly known as
                                          P.N.Y. Electronics, Inc.

                                        By: /s/ Heidi Stuto
                                            --------------------------------
                                         Title: Treasurer
                                               -----------------------------

AGREED:

CONGRESS FINANCIAL CORPORATION

By: Janet L. Sart
    ---------------------
Title: First Vice President
       --------------------














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